                                                                   Exhibit 10.18

                                                                  EXECUTION COPY

                        AMENDMENT NO. 2 dated as of March 29, 2000 (this
                  "Amendment"), to the CREDIT AGREEMENT dated as of June 23, 1999, as amended by Amendment No. 1 dated as of January 13, 2000 (the "Credit Agreement"), among ANTEON CORPORATION, a Virginia corporation (the "Borrower"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as an Issuing Bank (as defined in Article I of the Credit Agreement), and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, MELLON BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK AG, New York Branch, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

      B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided herein.

      C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

      D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to Section 1.01. (a) The definition of "EBITDA" in
Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "the Leverage Ratio and the Senior Leverage Ratio" in the last sentence thereof and substituting therefor the phrase "all financial covenants".

      (b) The definition of "Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
"For purposes of determining Interest Expense for the quarters ended September 30, 1999, December 31, 1999, and March 31, 2000, Interest Expense shall be calculated on a pro forma basis."

      SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Documentation Agents that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such


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representations and warranties expressly relate to an earlier date, and (b) no
Default or Event of Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent, the Administrative Agent or the Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereto hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly created by their duly authorized officers, all as of the date and year first above written.

                                ANTEON CORPORATION,

                                     by: /s/ Carlton B. Crenshaw
                                        ---------------------------------------
                                        Name: Carlton B. Crenshaw
                                        Title: Sr. V.P. Finance and Admin.


                                ANALYSIS & TECHNOLOGY, INC.,

                                     by: /s/ Carlton B. Crenshaw
                                        ---------------------------------------
                                        Name: Carlton B. Crenshaw
                                        Title: Vice President


                                INTERACTIVE MEDIA CORP.

                                     by: /s/ David M. Nolf
                                        ---------------------------------------
                                        Name: David M. Nolf
                                        Title: Secretary


                                TECHMATICS, INC.

                                     by: /s/ Carlton B. Crenshaw
                                        ---------------------------------------
                                        Name: Carlton B. Crenshaw
                                        Title: V.P. and Treasurer


                                VECTOR DATA SYSTEMS, INC.,

                                     by: /s/ Carlton B. Crenshaw
                                        ---------------------------------------
                                        Name: Carlton B. Crenshaw
                                        Title: Treasurer


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                                CREDIT SUISSE FIRST BOSTON, individually
                                and as Administrative Agent and Issuing Bank

                                     by: /s/ Joel Glodowski
                                        ---------------------------------------
                                        Name: Joel Glodowski
                                        Title: Managing Director

                                     by: /s/ Robert Hetu
                                        ---------------------------------------
                                        Name: ROBERT Hetu
                                        Title: Vice President


                                MELLON BANK, N.A., individually and as
                                Collateral Agent, Swingline Lender and
                                Syndication Agent,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                DEUTSCHE BANK AG, New York Branch, as
                                Documentation Agent,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                DEUTSCHE BANK AG, New York and/or
                                Cayman Islands Branches, as Lender

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

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                                CREDIT SUISSE FIRST BOSTON, individually
                                and as Administrative Agent and Issuing Bank,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                MELLON BANK, N.A., individually and as
                                Collateral Agent, Swingline Lender and
                                Syndication Agent,

                                     by: /s/ David H. Reed
                                        ---------------------------------------
                                        Name: David H. Reed
                                        Title: First Vice President


                                DEUTSCHE BANK AG, New York Branch, as
                                Documentation Agent,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                DEUTSCHE BANK AG, New York and/or
                                Cayman Islands Branches, as Lender,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                MELLON BANK, N.A., individually and as
                                Collateral Agent, Swingline Lender and
                                Syndication Agent,

                                     by:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                DEUTSCHE BANK AG, New York Branch, as
                                Documentation Agent,

                                     by: /s/ Paul Hatfield
                                        ---------------------------------------
                                        Name: Paul Hatfield
                                        Title: Vice President

                                     by: /s/ Robert Wood
                                        ---------------------------------------
                                        Name: Robert Wood
                                        Title: Director


                                DEUTSCHE BANK AG, New York and/or
                                Cayman Islands Branches, as Lender,

                                     by: /s/ Paul Hatfield
                                        ---------------------------------------
                                        Name: Paul Hatfield
                                        Title: Vice President

                                     by: /s/ Robert Wood
                                        ---------------------------------------
                                        Name: Robert Wood
                                        Title: Director

                                                      SIGNATURE PAGE TO
                                                      AMENDMENT NO 2.
                                                      DATED AS OF
                                                      MARCH 29, 2000
                                                      TO ANTEON
                                                      CORPORATION CREDIT
                                                      AGREEMENT

NAME OF INSTITUTION: Bank Polska Kasa Opieki S.A., New York Branch
                    ----------------------------------------------


                    by /s/ Hussein B. El Tawil
                      --------------------------------------------
                       Name: Hussein B. El Tawil
                       Title: Vice President

                                                      SIGNATURE PAGE TO
                                                      AMENDMENT NO 2.
                                                      DATED AS OF
                                                      MARCH 29, 2000
                                                      TO ANTEON
                                                      CORPORATION CREDIT
                                                      AGREEMENT

NAME OF INSTITUTION: FLEET NATIONAL BANK, BOSTON, MASSACHUSETTS
                    ----------------------------------------------


                    by /s/ Roger C. Boucher
                      --------------------------------------------
                       Name: Roger C. Boucher
                       Title: Senior Vice President

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                                                      SIGNATURE PAGE TO
                                                      AMENDMENT NO 2.
                                                      DATED AS OF
                                                      MARCH 29, 2000
                                                      TO ANTEON
                                                      CORPORATION CREDIT
                                                      AGREEMENT

NAME OF INSTITUTION: PNC BANK
                    ----------------------------------------------


                    by /s/ Daniel J. Paull
                      --------------------------------------------
                       Name: Daniel J. Paull
                       Title: Vice President

                                                      SIGNATURE PAGE TO
                                                      AMENDMENT NO 2.
                                                      DATED AS OF
                                                      MARCH 29, 2000
                                                      TO ANTEON
                                                      CORPORATION CREDIT
                                                      AGREEMENT

NAME OF INSTITUTION: TRANSAMERICA BUSINESS CREDIT CORPORATION
                    ----------------------------------------------


                    by /s/ Perry Vavoules
                      --------------------------------------------
                       Name: Perry Vavoules
                       Title: Senior Vice President